Supplement to
The North Carolina Capital Management Trust:
Cash Portfolio (NCCTX)
Term Portfolio (XAOHX)
August 28, 2010
Prospectus and Statement of Additional Information

Effective November 1, 2010, Term Portfolio is no longer required to invest its assets predominantly in U.S. Government securities. Accordingly, the following sentences are hereby removed from Term Portfolio's Fund Summary and Fund Basics sections of the Prospectus, respectively:

Investing predominantly in U.S. Government securities.

FMR expects to invest the fund's assets predominantly in U.S. Government securities.

The following information supplements the information in the "Investment Policies and Limitations" section of the Statement of Additional Information beginning on page S-3.

NRSROs. The Board of Trustees has designated each of the following NRSROs as a "designated NRSRO" pursuant to Rule 2a-7 under the 1940 Act: DBRS, Ltd.; Fitch, Inc.; Moody's Investor Services; and Standard & Poor's Ratings Services.

NC-10-01  November 1, 2010
1.710543.117